EVERGREEN SELECT FIXED INCOME FUNDS





EVERGREEN SELECT FIXED-INCOME FUND II
         (FORMERLY MENTOR FIXED-INCOME PORTFOLIO)
                                                            [Evergreen Logo]
INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

  PROSPECTUS, MARCH 1, 1999, AS AMENDED OCTOBER 15, 1999

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

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                                TABLE OF CONTENTS

                                                                 PAGE

Summary Information............................................... 1
Fund Performance.................................................. 2
Expense Summary................................................... 3
Principal Investment Strategies and Risks......................... 4
Other Investments and Risks....................................... 6
Management........................................................ 8
Calculating the Share Price....................................... 8
How To Choose An Evergreen Fund................................... 9
How to Choose the Share Class That Best Suits You................. 9
How To Buy Shares.................................................10
How To Redeem Shares..............................................11
Other Services....................................................12
The Tax Consequences of Investing in the Fund.....................12
Fees and Expenses of the Fund.....................................13
Financial Highlights..............................................14


RISK FACTORS FOR ALL MUTUAL FUNDS
Please remember that mutual fund shares are:
o not guaranteed to achieve their investment goal
o not a deposit with a bank
o not insured, endorsed or guaranteed by the FDIC or any government agency
o subject to investment risks, including possible loss of your original investment

Like most investments, your investment in the Fund could fluctuate significantly in value over time and could result in a loss of money.

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                               SUMMARY INFORMATION

         The following summary describes the Fund's investment objective and principal investment strategies and identifies the principal risks of investing in the Fund. Below the Fund's description is a bar chart which provides some indication of the risks of investing in the Fund by showing how the investment returns of the Fund's Institutional shares have varied in the years since they were first offered. The table following the bar chart shows how that Fund's average annual returns for the last year and for the life of the Fund compared to returns of a comparable index, generally a broad-based securities market index. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE.

INVESTMENT OBJECTIVES. To seek a high level of long-term total return. Preservation of capital is a secondary objective to the extent consistent with the Fund's primary objective of seeking a high level of long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to maintain relatively high average credit quality but may vary its maturity. To this end, it will seek to maintain a dollar-weighted average credit quality of at least A. Mentor Investment Advisors, LLC ("Mentor Advisors") will adjust the maturity of the Fund in response to changing market conditions. The Fund normally invests at least 90% of its assets (determined at the time of investment) in securities of investment grade but may invest up to 10% in lower-rated securities known as junk bonds. A security will be deemed to be of "investment grade" if, at the time of investment, the security is rated at least Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB- by Standard & Poor's Ratings Service ("Standard & Poor's"), or determined by Mentor Advisors to be of comparable quality. The Fund may invest up to 25% of its assets in foreign securities. The Fund may also engage in strategies making use of interest rate swaps and other interest rate transactions. The Fund invests mainly in U.S. Government securities, corporate bonds, bonds of other private issuers, mortgage-backed securities, other asset-backed securities, and income-producing equity securities, such as preferred stocks, convertible securities, and dividend-paying common stocks.

PRINCIPAL RISKS.

         DEBT SECURITIES. The Fund invests in debt securities, which are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risks (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest). When interest rates rise, the values of fixed income securities held by the Fund decline. The longer the maturity of a security, the more its value will decline when interest rates rise. Although the Fund will only purchase securities which meet its credit guidelines at the time of purchase, it will not necessarily sell securities which are downgraded after purchase.

         MORTGAGE-BACKED SECURITIES AND OTHER ASSET-BACKED SECURITIES. Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them, and the returns on investments in such securities will depend on, among other things, the rate at which the mortgages may be prepaid under various market conditions. "Residual" interests in which the Fund may invest generally represent the right to any excess cash flow remaining after payments to all other interest-holders in a pool of mortgages. The values of residuals are extremely sensitive to changes in interest rates. When interest rates fall, prepayments of mortgages tend to rise, shortening the average maturity of the Fund when it is least desirable. In certain circumstances, there may be little or no excess cash flow payable to residual holders. Other asset-backed securities are subject to many of the same risks as mortgage-backed securities.

         LOWER-RATED SECURITIES ("JUNK BONDS"). Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The ratings of securities rated below investment grade ("junk bonds") reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of securities held by the Fund may become more volatile.

         FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among other things, risks related to political or economic instability, currency exchange and taxation.

         INTEREST RATE TRANSACTIONS. The Fund may enter into interest rate swaps and other interest rate transactions, typically to adjust the interest-rate sensitivity of the Fund. Many of these transactions have the effect of providing investment leverage. They may result in losses to the Fund if Mentor Advisors' judgement as to prevailing interest rates is wrong or if these transactions affect the sensitivity of the Fund in a manner different from that expected by Mentor Advisors.


                                FUND PERFORMANCE

YEAR-BY-YEAR TOTAL RETURN FOR INSTITUTIONAL SHARES (%)

   1995             1996                  1997                 1998
   ------           -----                 -----                -----
   19.70%           2.40%                 8.06%                7.70%


         During the periods shown above, the highest quarterly return was 6.70% for the quarter ended June 30, 1995, and the lowest was (2.49)% for the quarter ended March 31, 1996.
                                          INCEPTION                  PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS              DATE                          SINCE
(FOR PERIODS ENDING DECEMBER 31, 1998)*   OF CLASS     1 YEAR          12/6/94
---------------------------------------   -----------  ------        -----------

Institutional............................ 12/6/94       7.70%            9.13%
Institutional Service.................... 10/18/99      7.70%            9.13%
Lehman Brothers Aggregate Bond Index**...               8.69%            9.95%

*Historical performance shown for Class IS prior to its inception is based on the performance of Class I, the original class offered. The historical returns for Class IS have not been adjusted to reflect the effect of the Class' 0.25% 12b-1 fee. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

** The Lehman Brothers Aggregate Bond Index is commonly used to compare performance of income-oriented funds and is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Investors cannot invest in the Index.

                                 EXPENSE SUMMARY

         Expenses are one of several factors to consider when investing in the Fund. Expenses shown are based on actual expenses incurred by the Institutional shares of the Fund for the fiscal year ended October 31, 1998 and estimated expenses expected to be incurred by the Institutional Service shares of the Fund for the fiscal year ending October 31, 1999.

FEES AND EXPENSES OF THE FUND. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):    None

ANNUAL FUND OPERATING EXPENSES             INSTITUTIONAL   INSTITUTIONAL SERVICE
(AS A PERCENTAGE OF AVERAGE NET ASSETS)        SHARES              SHARES
------------------------------------------    --------            --------
Management Fees...........................     0.00%               0.00%
12b-1 Fee.................................     0.00%               0.25%
Other Expenses............................     0.10%               0.10%
                                               -----               -----
Total Annual Fund Operating Expenses......     0.10%               0.35%


EXAMPLES. The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same as the Total Annual Fund Operating Expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        Institutional     Institutional Service
                            Shares             Shares
                           --------           ---------
    After 1 year              $10               $36
    After 3 years             $32               $113
    After 5 years             $57               $197
    After 10 years            $128              $443



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                    PRINCIPAL INVESTMENT STRATEGIES AND RISKS

         The Fund may not achieve its objective and you could lose money by investing. The following provides more detail about the Fund's principal strategies and risks.

MORTGAGE-BACKED SECURITIES AND OTHER ASSET-BACKED SECURITIES. The Fund may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities may offer yields higher than those available from many other types of fixed-income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates. Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, the Fund's mortgage-backed securities have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable or greater risk of decline in market value during periods of rising interest rates.

         Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on the securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgaged-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

         The Fund may also invest in other types of mortgage-related securities, including any securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property, including collateralized mortgage obligation "residual" interests. Residual interests are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. The cash flow generated by the mortgage assets underlying a series of mortgage securities is applied first to make required payments of principal of and interest on the mortgage securities and second to pay the related administrative expenses of the issuer. The residual generally represents the right to any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related residual represents income and/or a return of capital. The amount of residual cash flow resulting from a series of mortgage securities will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of the mortgage securities, prevailing interest rates, the amount of administrative expenses, and the prepayment experience on the mortgage assets. The values of residuals are extremely sensitive to changes in interest rates. The yield to maturity on residual interests may be extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an interest-only class of stripped mortgaged-backed securities. In addition, if a series of mortgage securities includes a class that bears interest at an adjustable rate, the yield to maturity on the related residual interest may also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, there may be little or no excess cash flow payable to residual holders. The Fund may fail to recoup fully its initial investment in a residual.

         Residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The residual interest market has only recently developed and residuals currently may not have the liquidity of other more established securities trading in other markets. Residuals also may be subject to certain restrictions on transferability. As a result, the Fund may be unable to dispose of these interests at prices approximating the values the Fund had previously assigned to them.

         The Fund may invest in securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities are subject to many of the same risks as are mortgage-backed securities, including prepayment risks, refinancing risks, and risks of foreclosure. They may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers.

FOREIGN SECURITIES. Investment in foreign securities entails certain risks. Since foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, foreign withholding taxes and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States.
The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

         In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of the Fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable to unwilling to meet its obligations on the securities in accordance with their terms, and the Fund may have limited recourse available to it in the event of default. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. The Fund may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

JUNK BONDS. Junk bonds are securities which are rated below Baa or BBB by Moody's Investors Services or Standard & Poor's (or, if they are unrated, which a Fund's investment adviser believes to be of comparable quality). See the Statement of Additional Information for further descriptions of securities ratings assigned by Moody's and Standard & Poor's. Junk bonds are considered to be of poor standing and predominantly speculative, but have higher yields than higher-rated bonds. The Fund will not invest in any securities rated, at the time of purchase, below B by Moody's or Standard & Poor's, or in unrated securities determined by Mentor Advisors to be of comparable quality.

         The values of junk bonds will fluctuate in response to changes in interest rates, just as the value of other bonds does. The values of junk bonds will also be affected by general economic and business conditions affecting the specific industries of their issuers. Because the risk of default on a junk bond is greater than on a higher-rated bond, a worsening of the issuer's financial condition (whether due to industry or other general conditions or for reasons specific to the issuer) will tend to lower the value of a junk bond more than it would lower the value of a higher-rated bond. If a credit agency downgrades the bond's rating, its value will decrease.

         You should carefully consider your ability to assume the risks of owning shares of a Fund that invests in junk bonds. The lower credit ratings of junk bonds mean a higher risk of default. Even without a default, the presence of junk bonds in the Fund will increase the Fund's volatility. At times, there might not be a liquid market for certain junk bonds. This would make it hard for the Fund to value them correctly and it might not be able to sell them. Credit agency ratings only attempt to assess the risk of default, not the volatility or liquidity of a security. Any such determinations would therefore be made only by a Fund's investment adviser.

INTEREST RATE TRANSACTIONS. The Fund may enter into interest rate swaps and other interest rate transactions, such as interest rate caps, floors, and collars, for hedging purposes or to realize a greater current return. Interest rate swaps involve the exchange by the Fund with another party of different types of interest-rate streams (e.g., and exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. The Fund's ability to engage in certain interest rate transactions may be limited by tax considerations. The use of interest rate swaps and other interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions. If the investment adviser in question is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

TEMPORARY DEFENSIVE STRATEGIES. The Fund's investment adviser may implement temporary defensive strategies in order to reduce fluctuations in the value of the Fund's assets. At those times, the Fund may invest any portion of its assets in cash or cash equivalents, money market instruments, or other short-term, high-quality investments the investment adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these defensive strategies.

PORTFOLIO TURNOVER. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and therefore will affect Fund performance. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Fund, on which shareholders pay tax.

                           OTHER INVESTMENTS AND RISKS

         The following provides more detail about the Fund's investments and risks and other circumstances which could adversely affect the Funds' shares or their total return or yield.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities on a "when-issued" basis. The price of such securities is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date (normally within one month of purchase). The Fund may also purchase securities for future delivery. "When-issued" securities and forward commitments may increase the Fund's overall investment exposure and may result in losses.

OPTIONS AND FUTURES. The Fund may buy and sell call and put options to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, the Fund may at times seek to hedge against fluctuations in net asset value and, to the extent consistent with applicable law, to increase investment return.

         The Fund's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options of futures contracts. Therefore, there is no assurance that the Fund will be able to utilize these instruments effectively for the purposes stated above. Transactions in options and futures involve certain risks which are described below and in the Statement of Additional Information. Transactions in options and futures contracts involve brokerage costs and may require a Fund to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information.

INDEX FUTURES AND OPTIONS. The Fund may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index future" is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Fund enters into and terminates an index future or option transaction, the Fund realizes a gain or loss. The Fund may also, to the extent consistent with applicable law, buy and sell index futures and options to increase its investment return.

RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by the Fund that are the subject of a hedge. The successful use by the Fund of the strategies described above further depends on the ability of its investment adviser to forecast market movements correctly. Other risks arise from the Fund's potential inability to close out futures or options positions. Although the Fund will enter into options or futures transactions only if its investment adviser believes that a liquid secondary market exists for such options or futures contracts, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

         The Fund generally expects that its options transactions will be conducted on recognized exchanges. The Fund may in certain instances purchase and sell options in the over-the-counter markets. The Fund's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. The Fund will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its investment adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

         The Fund will not purchase futures or options on futures or sell futures if as a result the sum of the initial margin deposits on the Fund's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Fund's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Fund may engage in foreign currency exchange transactions in connection with the purchase and sale of Fund securities ("transaction hedging") and to protect against changes in the value of specific Fund positions ("position hedging").

         The Fund also may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which it contracts to purchase or sell and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging.

         The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts, for hedging and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. For transaction hedging purposes, the Fund may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

         The Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which Fund securities are denominated or quoted (or an increase in value of a currency in which securities the Fund intends to buy are denominated). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase and sell put and call options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Fund may also purchase or sell foreign currencies on a spot basis.

         Although there is no limit to the amount of the Fund's assets that may be invested in foreign currency exchange and foreign currency forward contacts, the Fund will only enter into such transactions to the extent necessary to effect the hedging transactions described above.

REPURCHASE AGREEMENTS AND SECURITIES LOANS. The Fund may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Fund purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. Under a securities loan, a Fund lends Fund securities. The Fund will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. Government security. Although Mentor Advisors will monitor these transactions to ensure that they will be fully collateralized at all times, the Fund bears a risk of loss if the other party defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

YEAR 2000. It is generally recognized that certain computer systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of the software to distinguish the Year 2000 from the Year 1900. The Fund receives services from a number of providers which rely on the smooth functioning of their respective systems and the systems of others to perform those services. In addition, the Fund's software and that of the issuers of securities held by the Fund could be subject to problems caused by the "Year 2000" problem. Mentor Advisors is taking steps that they believe are reasonably designed to address each of these potential "Year 2000" problems and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Fund from this problem.

MANAGEMENT RISK. Although the Fund may have the flexibility to use some or all of the investment strategies, securities and derivative instruments described in this prospectus and in the Statement of Additional Information, Mentor Advisors may choose not to use a particular strategy or type of security for a variety of reasons. Also, in some market conditions some strategies and securities may not be available for use. These choices may cause the Fund to miss opportunities, lose money or not achieve its objective.

CHANGES IN INVESTMENT POLICY. Except for investment policies designated in this prospectus or the Statement of Additional Information as fundamental, the investment objective and policies described herein are not fundamental and may be changed by the Trustees without shareholder approval. (Any such change could, of course, result in a change in the nature of the securities in which the Fund may invest and the risks involved in an investment in the Fund.)



                                   MANAGEMENT

         The Trustees of Evergreen Select Fixed Income Trust ("the Trust") are responsible for generally overseeing the conduct of the Trust's business. They have hired MENTOR INVESTMENT ADVISORS, LLC ("MENTOR ADVISORS"), located at 901 East Byrd Street, Richmond, Virginia 23219, to act as investment adviser to the Fund. Mentor Advisors is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States, with over $230 billion in consolidated assets as of 6/30/99. First Union Corporation is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

         In 1998, Mentor Advisors received no compensation from the Funds for its advisory services. Mentor Advisors may agree to bear certain expenses of the Funds pursuant to voluntary expense limitations from time to time in effect.

         The Fund's Portfolio Manager is P. Michael Jones, CFA. Mr. Jones joined Mentor Advisors in 1993 and is currently a Managing Director and fixed-income portfolio manger. He has 13 years of investment management experience.


                           CALCULATING THE SHARE PRICE

         The value of one share of the Fund, also known as the net asset value, or NAV, is calculated on each day the New York Stock Exchange is open as of the time the Exchange closes (normally 4:00 p.m. Eastern time). The Fund calculates its share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Each class of shares is calculated separately. Each security held by the Fund is valued using the most recent market data for that security. If no market data is available for a given security, the Fund will price that security at fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

         The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.


                         HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen Fund, you should:
o Most importantly, read the prospectus to see if the Fund is suitable for you.
o Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.
o Request any additional information you want about the Fund, such as the Statement of Additional Information, Annual Report or Semi-annual Report by calling 1-800-343-2898.


                HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

         After choosing a Fund, you select a share class. The Fund offers two different institutional classes. Each institutional class of shares has its own expenses. Pay particularly close attention to this fee structure so you know how much you will be paying before you invest. Institutional shares are only offered to investment advisory clients of an investment advisor of an Evergreen Fund (or the advisor's affiliate). Each class of shares is sold without a front-end sales charge or contingent deferred sales charge. Institutional Service shares pay an ongoing service fee. Institutional shares do not pay a service fee. The minimum initial investment in either class of shares is $1 million, which may be waived in certain situations. There is no minimum amount required for subsequent purchases.

         The Fund has adopted for its Institutional Service shares a distribution plan which provides for the payment of an annual service fee of up to 0.25% of the average daily net assets of the class for personal services rendered to shareholders and/or the maintenance of accounts. As a result, income distributions paid by the Fund with respect to Institutional Service shares will generally be less than those paid with respect to Institutional shares.

                                HOW TO BUY SHARES

         Institutional investors may buy shares through broker-dealers, banks and certain other financial intermediaries, or directly through the Fund's distributor, Evergreen Distributor, Inc. (EDI).

------------------------ ----------------------------------------------------------- ------------------------------------------
Method                   Opening an Account                                          Adding to an Account
------------------------ ----------------------------------------------------------- ------------------------------------------
------------------------ ----------------------------------------------------------- ------------------------------------------
By Phone                 o Call 1-800-343-2898 to set up an account number           o Call the Evergreen Express
                           and get wiring instructions (call before 12 noon if you     Line* at 1-800-346-3858 24 hours a day
                           want wired funds to be credited that day).                  or 1-800-343-2898 between 8 a.m. and 6
                         o Instruct your bank to wire or transfer your                 p.m. Eastern time, on any business day.
                           purchase (they may charge a wiring fee).                  o If your bank account is set up
                         o Complete the account application and mail to:               on file, you can request either:
                              Evergreen Service Company OVERNIGHT ADDRESS:              - Federal Funds Wire (offers
                              P.O. Box 2121             Evergreen Service Company         immediate access to funds) or
                              Boston, MA  02106-2121    200 Berkeley St.                - Electronic transfer through the
                                                        Boston, MA  02116                 Automated Clearing House which
                         o Wires received after 4 p.m. Eastern time on                    avoids wiring fees.
                           market trading days will receive the next market day's
                           closing price.**
------------------------ ----------------------------------------------------------- ------------------------------------------
------------------------ ------------------------------------------------------------------------------------------------------
By Exchange              o You can make an  additional investment by
                           exchange from an existing Evergreen Funds account by
                           contacting your investment representative or calling
                           the Evergreen Express Line* at 1-800-346-3858.***
                         o You can only exchange shares within the same class.
                         o There  is no  sales  charge  or  redemption  fee when
                           exchanging Funds within the Evergreen Funds' family.
                         o Orders  placed  before 4 p.m.  Eastern time on market
                           trading days will receive  that day's  closing  share
                           price (if not, you will receive the next market day's
                           closing price).**
                         o Exchanges are limited to three per calendar  quarter,
                           but in no event no more than five per calendar year.
                         o Exchanges between accounts that do not have identical
                           ownership   must  be  in  writing  with  a  signature
                           guarantee (see below).
------------------------ ------------------------------------------------------------------------------------------------------

*The  Evergreen  Express  Line  is  only  available  to  Institutional   Service
shareholders.

** The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with the Distributor. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries.

***Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded or monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

                              HOW TO REDEEM SHARES

         We offer you several convenient ways to redeem your shares in any of the Evergreen Funds:

------------------------- -----------------------------------------------------------------------------------------------------
Methods                   Requirements
------------------------- -----------------------------------------------------------------------------------------------------
------------------------- -----------------------------------------------------------------------------------------------------
Call Us                   o    Call the Evergreen Express Line* at 1-800-346-3858 24 hours a day or 1-800-343-2898 between 8 a.m. and  6 p.m. Eastern time, on any business day.
                          o    This service must be authorized ahead of time, and is only available for regular accounts.***
                          o    All  authorized   requests  made  before  4  p.m.
                               Eastern  time  on  market  trading  days  will be
                               processed at that day's closing  price.  Requests
                               after 4 p.m.  will  be  processed  the  following
                               business day.**
                          o    We can either:
                               -        wire the proceeds into your bank account (service charges may apply)
                               -        electronically transmit the proceeds to your bank account via the Automated Clearing House service
                               -        mail you a check.
                          o    All   telephone   calls  are  recorded  for  your
                               protection.  We are not responsible for acting on
                               telephone orders we believe are genuine.
                          o    See exceptions  list below for requests that must be made in writing.
------------------------- -----------------------------------------------------------------------------------------------------
------------------------- -----------------------------------------------------------------------------------------------------
Write Us                  o    You can mail a redemption request to:
                                                            Evergreen Service Company       OVERNIGHT ADDRESS:
                                                            P.O. Box 2121                      Evergreen Service Company
                                                            Boston, MA  02106-2121             200 Berkeley St.
                                                                                               Boston, MA  02116
                          o    Your letter of instructions must:
                                   -   list the Fund name and the account number
                                   -   indicate  the  number of shares or dollar  value you  wish to redeem
                                   -   be signed by the registered  owner(s)
                          o    See exceptions  list below for requests that must be signature guaranteed.
------------------------- -----------------------------------------------------------------------------------------------------
Redeem Your Shares in     o    You may also  redeem your shares  through  participating broker-dealers  by  delivering  a
Person                         letter  as  described  above  to your broker-dealer.
                          o    A fee may be charged for this service.
------------------------- -----------------------------------------------------------------------------------------------------

*The  Evergreen  Express  Line  is  only  available  to  Institutional   Service
shareholders.

** The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with the Distributor. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries.

***Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded or monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

TIMING OF PROCEEDS
Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and five business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum of $1,000,000.

EXCEPTIONS: REDEMPTION REQUESTS THAT REQUIRE A SIGNATURE GUARANTEE
To protect you and the Evergreen Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee.

The following circumstances require signature guarantees:

o    You want the proceeds transmitted to a bank account  Who Can Provide A
     not listed on the account                            Signature Guarantee:
o    You want the proceeds payable to anyone other than   o  Commercial Bank
     the registered owner(s) of the account               o  Trust Company
o    Either your address or the address of your bank      o  Savings Association
     account has been changed within 30 days              o  Credit Union
                                                          o  Member of a U.S.
                                                             stock exchange

                                 OTHER SERVICES

EVERGREEN EXPRESS LINE. (Institutional Service shares only) Use our automated, 24-hour service to check the value of your investment in the Fund; purchase, redeem or exchange Fund shares; find the Fund's price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen portfolio managers.

AUTOMATIC REINVESTMENT OF DIVIDENDS. For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

TELEPHONE INVESTMENT PLAN. You may make additional investments electronically in an existing Fund account. Telephone requests received by 4:00 p.m. Eastern time will be invested the day the request is received.

REINVESTMENT PRIVILEGES. Under certain circumstances, shareholders may, within one year of redemption, reinstate their accounts at the current price (NAV).


                  THE TAX CONSEQUENCES OF INVESTING IN THE FUND

You may be taxed in two ways:
o On Fund distributions (dividends and capital gains)
o On any profit you make when you sell any or all of your shares.

FUND DISTRIBUTIONS. A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the Fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Fund will distribute two types of taxable income to you:

o DIVIDENDS. To the extent that the regular dividends are derived from interest that is not tax exempt, or from short-term capital gains, you will have to include them in your federal taxable income. The Fund pays a monthly dividend from the dividends, interest and other income on the securities in which it invests.

o CAPITAL GAINS. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Fund generally distributes capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers).

DIVIDEND AND CAPITAL GAIN REINVESTMENT. Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

PROFITS YOU REALIZE WHEN YOU REDEEM SHARES. When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. Investments in money market funds typically do not generate capital gains. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gains or losses you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

TAX REPORTING. Evergreen Service Company provides you with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. Since the IRS receives a copy as well, you could pay a penalty if you neglect to report them.

Evergreen Service Company will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Fund.



                          FEES AND EXPENSES OF THE FUND

         Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

MANAGEMENT FEE. The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses. This Fund pays no management fee to Mentor Advisors.

12B-1 FEE. The Trustees of the Evergreen Funds have approved a policy to assess 12b-1 fees for Institutional Service shares. Up to 0.75% of the Institutional Service shares' average daily net assets are payable as a 12b-1 fee. However, currently the 12b-1 fees are limited to 0.25% of the Institutional Service shares' average daily net assets. These fees will increase the cost of your investment. The Fund may use this fee as a "service fee" to pay broker-dealers for additional shareholder services and/or the maintenance of accounts.

OTHER EXPENSES. Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

TOTAL FUND OPERATING EXPENSES. The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund's net asset value is calculated, and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are "invisible," investors should examine them closely in the prospectus, especially when comparing the Fund with another fund in the same investment category. There are three things to remember about expense ratios: 1) your total return in the Fund is reduced in direct proportion to the fees; 2) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and 3) the Fund's investment advisor may waive a portion of the Fund's expenses for a time, reducing its expense ratio.

                              FINANCIAL HIGHLIGHTS

The financial highlights for the Fund's Institutional shares presented below have been derived from the financial statements of Mentor Institutional Trust ("Mentor Trust") which were audited by KPMG LLP, the Mentor Trust's independent auditors. Their report dated December 18, 1998 on the financial statements of the Mentor Trust for the fiscal year ended October 31, 1998 is included in the Fund's Annual Report to shareholders, which is incorporated into the Statement of Additional Information by reference. Insitutional Service shares are offered only as of the date of this prospectus. Therefore, no financial highlights are currently available for those shares. A copy of the Annual Report may be obtained free of charge from the Trust.

                                                           YEAR ENDED      YEAR ENDED      YEAR ENDED       PERIOD ENDED
                                                            10/31/98        10/31/97        10/31/96         10/31/95 (C)
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD.................        $13.11          $12.89          $13.71             $12.50
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..............................         0.79            0.83            0.77                0.81
  Net realized and unrealized gain (loss) on
    investments......................................         0.13            0.21            (0.16)              1.14
                                                              ----            ----            ------              ----

  Total from investment operations...................         0.92            1.04            0.61                1.95
                                                              ----            ----            ----                ----

LESS DISTRIBUTIONS
  From net investment income.........................         (0.82)          (0.82)          (0.77)             (0.74)
  From capital gains.................................         (0.06)             --           (0.66)                --
                                                              ------             --           ------                --

  Total distributions................................         (0.88)          (0.82)          (1.43)             (0.74)
                                                              ------          ------          ------             ------

NET ASSET VALUE, END OF PERIOD.......................        $13.15          $13.11          $12.89             $13.71
                                                             ======          ======          ======             ======


Total Return (d).....................................          7.21%          8.39%           4.87%             15.90%
                                                               =====          =====           =====             ======


RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands).............       $83,372         $61,738         $49,962            $34,053
Ratio of expenses to average net assets..............          0.10%          0.10%           0.05%               0.05% (a)
Ratio of expenses to average net assets
  excluding waiver...................................          0.10%          0.15%           0.17%               0.22%(a)
Ratio of net investment income to average net
  assets.............................................          6.08%          6.52%           6.22%               6.75% (a)
Fund turnover rate...................................          137%            194%            226%               302%
                                                               ====            ====            ====               ====


(a) Annualized.

(c) For the period from December 6, 1994 (commencement of operations) to October 31, 1995.

(d) Total return does not reflect sales commission and is not annualized.

See notes to financial statements.

                             EVERGREEN SELECT FUNDS


SELECT MONEY MARKET
Select Money Market Fund
Select Municipal Money Market Fund
Select Treasury Money Market Fund
Select 100% Treasury Money Market Fund
Select U.S. Government Money Market Fund

SELECT FIXED INCOME
Select Adjustable Rate Fund
Select Core Bond Fund
Select Fixed Income Fund
Select High Yield Bond Fund
Select Income Plus Fund
Select Intermediate Term Municipal Bond Fund
Select International Bond Fund
Select Limited Duration Fund
Select Total Return Bond Fund
Select Fixed Income Fund II

SELECT EQUITY
Select Balanced Fund
Select Core Equity Fund
Select Diversified Value Fund
Select Equity Income Fund
Select Equity Index Fund
Select Large Cap Blend Fund
Select Secular Growth Fund
Select Small Cap Growth Fund
Select Small Company Value Fund
Select Social Principles Fund
Select Special Equity Fund
Select Strategic Growth Fund
Select Strategic Value Fund


EXPRESS LINE
(Institutional Service shares only)
800.346.3858

INVESTOR SERVICES
800.343.2898


WWW.EVERGREEN-FUNDS.COM

                              QUICK REFERENCE GUIDE


EVERGREEN EXPRESS LINE
(INSTITUTIONAL SERVICE SHARES ONLY)
CALL 1-800-346-3858
24 hours a day to
o check your account
o order a statement
o get a Fund's current price, yield and
total return
o buy, redeem or exchange Fund shares

INVESTOR SERVICES
CALL 1-800-343-2898
Each business day, 8 a.m. to 6 p.m. Eastern time to
o buy, redeem or exchange shares
o order applications
o get assistance with your account

INFORMATION LINE FOR HEARING AND SPEECH IMPAIRED (TTY/TDD)
CALL 1-800-343-2888
Each business day, 8 a.m. to 6 p.m. Eastern time

WRITE US A LETTER
Evergreen Service Company
P.O. Box 2121
Boston, MA  02106-2121
o to buy, redeem or exchange shares
o to change the registration on your account
o for general correspondence

FOR EXPRESS, REGISTERED, OR CERTIFIED MAIL:
Evergreen Service Company
200 Berkeley Street
Boston, MA  02116-5039

VISIT US ON-LINE:
www.evergreen-funds.com



REGULAR COMMUNICATIONS YOU WILL RECEIVE:
ACCOUNT STATEMENTS -- You will receive quarterly statements for each Fund you own.
CONFIRMATION NOTICES -- We send a confirmation of any transaction you make within five days of the transaction.
ANNUAL AND SEMI-ANNUAL REPORTS -- You will receive a detailed financial report on your Fund(s) twice a year. TAX FORMS -- Each January you will receive any tax forms you need to file your taxes as well as the Evergreen Tax Information Guide.


For More Information About the Evergreen Select Fixed Income Fund II, Ask for:

THE STATEMENT OF ADDITIONAL INFORMATION (SAI), which contains more detailed information about the policies and procedures of the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of the documents, call 1-800-343-2898 or ask your investment representative. We will mail material within three business days.

Information about the Fund (including the SAI) is also available on the SEC's Internet web site at http://www.sec.gov, or, for a duplication fee, by writing the SEC Public Reference Section, Washington DC 20549-6009. This material can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For more information, call the SEC at 1-800-SEC-0330.

                           Evergreen Distributor, Inc.
                                 90 Park Avenue
                            New York, New York 10016
                                                       Sec File No.: 811-08365